Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,649,986.00
Previously Paid Amount	0.00
Total Fee Amount	1,746.96
Total Offset Amount	0.00
Net Fee	$ 1,746.96